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                                                                    EXHIBIT 99

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Markel Corporation Retirement Savings Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pamela J. Perrott, Member of the Administrative Committee of the Plan, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the assets available for benefits and changes in assets available for benefits of the Plan.




/s/ Pamela J. Perrott
------------------------------
Pamela J. Perrott
Member of the Administrative Committee of the Plan
June 25, 2003

A signed original of this written statement required by Section 906 has been provided to Markel Corporation and will be retained by Markel Corporation and furnished to the Securities and Exchange Commission or its staff upon request.